FIRST HOME
                              MORTGAGE CORPORATION
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                                      AND
                        REPORT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

                           DECEMBER 31, 1999 AND 1998

                                    CONTENTS



REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

  CONSOLIDATED BALANCE SHEETS

  CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

  CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

  CONSOLIDATED STATEMENTS OF CASH FLOWS

  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
    ON SUPPLEMENTARY INFORMATION

  CONSOLIDATED SCHEDULES OF OPERATING EXPENSES

                            MORRISON & MORRISON, LTD.
                          CERTIFIED PUBLIC ACCOUNTANTS
         105 West Adams-Bankers Building - Chicago, Illinois 60603-6278
                         312/346-2141 FAX 312/346-2183
                            E-mail: cpa@morrmorr.com



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------




To the Board of Directors and Stockholders of First Home Mortgage Corporation and Subsidiaries
Mount Prospect, Illinois


We have audited the accompanying consolidated balance sheets of First Home Mortgage Corporation and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Home Mortgage Corporation and Subsidiaries as of December 31, 1999 and 1998, and the results of its operations, changes in stockholders' equity and cash flows for the years then ended in conformity with generally accepted accounting principles.


                                             /S/ MORRISON & MORRISON, LTD.


February 21, 2000

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                     ASSETS
                                     ------

                                                                           1999             1998
                                                                       ------------     ------------
Current assets
  Cash and cash equivalents (Note 1)                                   $  1,175,552     $  1,837,484
  Commissions receivable                                                    188,762          154,464
  Inventory - mortgages held for sale to investors (Notes 2 and 4)       16,528,819       98,723,825
  Loans receivable - Frost, current portion (Note 17)                       301,459              -
  Notes receivable - other (Note 7)                                         470,173          318,074
  Due from CTX Mortgage (Note 16)                                           183,287              -
  Due from officer (Note 13)                                                133,135              -
  Receivable from affiliates (Note 8)                                         2,931          154,004
  Advances to employees                                                      18,699           38,229
  Prepaid insurance                                                          20,823           25,716
                                                                       ------------     ------------

     Total current assets                                                19,023,640      101,251,796
                                                                       ------------     ------------
Property and equipment (Notes 1 and 5)
  Land                                                                      612,996          612,996
  Building                                                                1,730,016        1,728,951
  Furniture and equipment                                                 1,444,693        1,120,525
  Leasehold improvements                                                     19,923           11,520
  Automobile                                                                    -             21,500
                                                                       ------------     ------------

                                                                          3,807,628        3,495,492
  Less accumulated depreciation                                           1,056,697          830,319
                                                                       ------------     ------------

     Net property and equipment                                           2,750,931        2,665,173
                                                                       ------------     ------------

Investments
  Securities (Notes 1 and 3)                                                144,421          140,397
  Equity in undistributed earnings of affiliates (Note 19)                  300,279              -
                                                                       ------------     ------------

     Total investments                                                      444,700          140,397
                                                                       ------------     ------------

Other assets
  Loans receivable - Frost (Note 17)                                         60,811              -
  Real estate tax escrow                                                     51,551           52,963
  Security deposits                                                          27,342            2,100
                                                                       ------------     ------------

     Total other assets                                                     139,704           55,063
                                                                       ------------     ------------

                                                                       $ 22,358,975     $104,112,429
                                                                       ============     ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                 1999             1998
                                                             ------------     ------------

Current liabilities
  Notes payable - lines of credit (Note 4)                   $ 15,725,024     $ 97,203,703
  Note payable - other (Note 18)                                   90,137              -
  Current maturities of long-term debt (Note 5)                    50,620           21,415
  Accounts payable                                                633,301          457,678
  Accrued expenses
     Interest                                                     269,828          415,544
     Commissions and salaries                                     571,394          203,186
     Employer 401(k) contribution                                     -            172,666
     Other                                                        191,918          244,330
  Deferred income (Note 6)                                        499,196        1,151,960
  Notes payable - stockholders (Note 8)                           399,592              -
  Escrow holdback                                                     -             12,623
  Security deposit                                                  2,400            2,300
                                                             ------------     ------------

       Total current liabilities                               18,433,410       99,885,405
                                                             ------------     ------------

Long-term debt, net of current maturities (Note 5)              1,293,777        1,196,093
                                                             ------------     ------------

Commitments and contingencies (Note 7)

Minority interest                                                 400,296              -
                                                             ------------     ------------

Stockholders' equity
  Common stock - $1 par value, 10,000 shares authorized;
  836 and 789 shares issued and outstanding at
     December 31, 1999 and 1998                                       836              789
  Paid-in capital                                               1,401,682          946,322
  Retained earnings                                               747,247        2,002,151
  Unrealized gain on marketable securities (Note 3)                81,727           81,669
                                                             ------------     ------------

       Total stockholders' equity                               2,231,492        3,030,931
                                                             ------------     ------------

                                                             $ 22,358,975     $104,112,429
                                                             ============     ============

    The accompanying notes are an integral part of these financial statements.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                     YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                  1999              1998
                                              ------------      ------------

Income
  Fees, commissions and interest              $ 20,649,409      $ 24,793,460
                                              ------------      ------------

Operating expenses
  Selling expense                                7,695,241         9,161,287
  Personnel expense                              5,415,514         3,764,143
  Occupancy expense                                772,932           465,445
  Office expense                                 1,454,235         1,175,757
  Interest expense - lines of credit             4,247,381         4,516,501
                                              ------------      ------------

     Total operating expenses                   19,585,303        19,083,133
                                              ------------      ------------

Income before executive compensation             1,064,106         5,710,327

Executive compensation                           1,584,831         1,717,022
                                              ------------      ------------

Income (loss) from operations                     (520,725)        3,993,305
                                              ------------      ------------

Other income (expense)
  Equity in earnings of affiliates (Note 19)       128,898               -
  Frost reimbursement (Note 17)                    146,027               -
  Interest and dividend income                     267,241           148,726
  Rental income (Notes 8 and 11)                    89,870            70,147
  Miscellaneous income (expense)                   (38,538)              286
  Interest expense                                (127,942)         (111,630)
                                              ------------      ------------

     Total other income                            465,556           107,529
                                              ------------      ------------

Income (loss) before Illinois replacement
  tax and minority interest                        (55,169)        4,100,834

Illinois replacement tax benefit (expense)          14,572           (82,303)
                                              ------------      ------------

Income (loss) before minority interest             (40,597)        4,018,531

Minority interest in income of subsidiary         (247,009)              -
                                              ------------      ------------

Net income (loss)                                 (287,606)        4,018,531

Other comprehensive income, net of tax
  Unrealized (loss) gain on securities                  58           (32,977)
                                              ------------      ------------

Comprehensive income (loss)                   $   (287,548)     $  3,985,554
                                              ============      ============


    The accompanying notes are an integral part of these financial statements.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                                Unrealized
                                                                                                 Gain on            Total
                                                Common          Paid-In         Retained        Marketable      Stockholders'
                                                 Stock          Capital         Earnings        Securities          Equity
                                              -----------     -----------      -----------      -----------      -----------
Balance, January 1, 1998
  (as previously reported)                    $       750     $ 1,084,444      $ 1,972,082      $   114,646      $ 3,171,922

Adjustment for overstatement of 1997
  commission income                                   -               -           (284,880)             -           (284,880)
                                              -----------     -----------      -----------      -----------      -----------

Balance January 1, 1998 as restated                   750       1,084,444        1,687,202          114,646        2,887,042

Net income - 1998 (as restated in 1999)
  *(see below)                                        -               -          4,018,531              -          4,018,531

Unrealized loss on investments (Note 3)               -               -                -            (32,977)         (32,977)

Distributions                                         -               -         (3,703,582)             -         (3,703,582)

Acquisition of Legacy Financial, Inc. and
  merger into First Home
  Mortgage (Note 12)                                   39        (138,122)             -                -           (138,083)
                                              -----------     -----------      -----------      -----------      -----------

Balance, December 31, 1998
  (as restated in 1999)                               789         946,322        2,002,151           81,669        3,030,931

Net loss - 1999                                       -               -           (287,606)             -           (287,606)

Unrealized gain on investments (Note 3)               -               -                -                 58               58

Distributions                                         -               -           (967,298)             -           (967,298)

Acquisition of VJJ Corp. and merger into
  First Home Mortgage (Note 19)                         3         191,404              -                -            191,407

Issuance of 44 shares of common
  stock (Note 13)                                      44         263,956              -                -            264,000
                                              -----------     -----------      -----------      -----------      -----------

Balance December 31, 1999                     $       836     $ 1,401,682      $   747,247      $    81,727      $ 2,231,492
                                              ===========     ===========      ===========      ===========      ===========



* Restatement of 1998 net income
  ------------------------------

Net income - 1998 (as previously reported)    $       -       $       -        $ 4,207,695      $       -        $ 4,207,695

Adjustment for overstatement of 1998                  -               -           (189,164)             -           (189,164)
  commission income
                                              -----------     -----------      -----------      -----------      -----------

Net income - 1998 (as restated in 1999)       $       -       $       -        $ 4,018,531      $       -        $ 4,018,531
                                              ===========     ===========      ===========      ===========      ===========


    The accompanying notes are an integral part of these financial statements.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                  1999              1998
                                                              ------------      ------------
Cash provided from (used for) operating activities
  Net income (loss)                                           $   (287,606)     $  4,018,531
  Adjustments to reconcile net income to net cash
    provided from (used for) operating activities
      Minority interest                                            247,009               -
      Equity in income of affiliates                              (128,898)              -
      Depreciation                                                 230,217           168,960
      Changes in operating assets and liabilities
        Inventory - mortgages held for sale                     82,195,006       (63,060,712)
        Commissions receivable and advances                        (14,768)           88,032
        Real estate tax escrow                                       1,412)          (26,781)
        Prepaid expenses                                             4,893           (15,289)
        Accounts payable                                           175,623           274,315
        Accrued expenses                                            (2,586)          358,131
        Deferred income                                           (652,764)          800,066
        Escrow holdback                                            (12,623)             (967)
        Security deposits                                          (25,142)           (4,600)
                                                              ------------      ------------

          Net cash provided from
            (used for) operating activities                     81,729,773       (57,400,314)
                                                              ------------      ------------

Cash provided from (used for) investing activities
  Note receivable - Legacy Financial, Inc.                             -             (63,000)
  Checking account - Legacy Financial, Inc.                            -              15,877
  Purchases of property and equipment                             (315,975)         (329,836)
  Increase in notes receivable                                    (514,369)         (277,974)
  Distribution from investment in affiliate                         20,026               -
  Purchase of marketable securities                                 (3,966)           (3,464)
  Repayments of (loans to) affiliates                              151,073          (116,142)
                                                              ------------      ------------

          Net cash used for investing activities                  (663,211)         (774,539)
                                                              ------------      ------------

Cash provided from (used for) financing activities
  Repayments of cash received from lines of credit, net        (81,478,679)       62,047,055
  Distributions to stockholders                                   (866,433)       (3,328,254)
  Proceeds from other note payable                                  90,137               -
  Proceeds from mortgage                                           171,279               -
  Payments of long-term notes payable                              (44,390)          (28,279)
  Proceeds (payments of) notes payable to stockholders             399,592          (201,465)
                                                              ------------      ------------
          Net cash provided from (used for) financing
             activities                                        (81,728,494)       58,489,057
                                                              ------------      ------------

Net increase (decrease) in cash and cash equivalents              (661,932)          314,204

Cash and cash equivalents, at the beginning of the year          1,837,484         1,523,280
                                                              ------------      ------------

Cash and cash equivalents, at the end of the year             $  1,175,552      $  1,837,484
                                                              ============      ============

Supplemental disclosures:
  Interest paid                                               $  4,521,039      $  4,349,355
                                                              ============      ============
  Income taxes paid                                           $     79,000      $     34,902
                                                              ============      ============

Non-cash investing and financing activities:
  Acquisition of Legacy Financial, Inc.                       $        -        $    213,000
                                                              ============      ============
  Receivable from affiliates transferred to distributions     $        -        $    375,328
                                                              ============      ============
  Acquisition of VJJ Corp.                                    $    191,407               -
                                                              ============      ============
  Capital contribution - subsidiaries                         $    183,287               -
                                                              ============      ============
  Issuance of capital stock                                   $    264,000               -
                                                              ============      ============

    The accompanying notes are an integral part of these financial statements.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 1 -  Nature of operations and significant accounting policies
          --------------------------------------------------------

          Nature of operations
          --------------------

          The company is a wholesale mortgage banker. The company also performs the services of a mortgage broker. It is licensed in the states of Illinois, Wisconsin, Arizona, Connecticut, Iowa, Kansas, Louisiana and Texas. The subsidiary companies are licencsed in the states of New Mexico and Arizona.

          In 1999, the company originated over $1,000,000,000 in new loans and closed approximately $718,000,000 in its retail division. The wholesale division closed $801,000,000 of new loans during 1999.

          In 1998, the company originated over $1,100,000,000 in new loans and closed approximately $787,000,000 in its retail division. The wholesale division closed $1,095,000,000 in new loans during 1998.

          The subsidiary companies originated approximately $41,000,000 of loans for the period April 16, 1999 through December 31, 1999.

          The following is a summary of significant accounting policies:

          Principles of consolidation
          ---------------------------

          The 1999 consolidated financial statements include the accounts of the company and its 50.01% owned subsidiaries, PHS Mortgage Company and Harvard Mortgage Company Limited Parnership beginning on April 16, 1999, the date of acquisition. All significant intercompany accounts and transactions have been eliminated.

          Method of accounting
          --------------------

          The company prepares its financial statements on the accrual basis of accounting. Commission income is recognized upon closing of a mortgage, application income is recognized upon receipt of funds, and related application fee disbursements are recognized as the liability is incurred. Fees end service release and discount premium received for the funding of mortgages held for sale to investors are recognized when the mortgages are sold to the investor.

          Use of estimates
          ----------------

          The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Cash and cash equivalents
          -------------------------

          Cash and cash equivalents include checking accounts, money market accounts and short-term certificates of deposit.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 1 -  Nature of operations and significant accounting policies (continued)
          --------------------------------------------------------------------

          Investments in securities
          -------------------------

          The investment in marketable securities is classified as available-for-sale and is recorded at fair market value. The corresponding unrealized gain is recorded as a separate component of stockholders' equity.

          Investments in affiliates
          -------------------------

          The company has a 50% ownership interest in the following companies:

                         Mortgage First Advantage, L.L.C.
                         Mortgage First Premier, L.L.C.
                         Mortgage First Elite, L.L.C.
                         Mortgage First Limited, L.L.C.

          The company's investments in these facilities are recorded on the equity method.

          Property and equipment
          ----------------------

          Property and equipment are recorded at cost and are being depreciated using the straight-line method over the following lives:

               Building and improvements           30 and 39 years
               Furniture and equipment            3, 5 and 7 years
               Leasehold improvements                      7 years
               Automobile                                  5 years

          Income taxes
          ------------

          The stockholders of the company have elected to have the company treated as an "S" Corporation under the provisions of the Internal Revenue Code. Accordingly, each stockholder will report his pro rata share of the taxable income of the corporation on his individual income tax return.

          Advertising
          -----------

          Advertising costs, which are principally included in selling expenses, are expensed as incurred. Advertising expense was $416,099 and $167,105 for the years ended December 31, 1999 and 1998, respectively.

NOTE 2 -  Inventory - mortgages held for sale to investors
          ------------------------------------------------

          The company's wholesale division funds mortgages through advances under line of credit agreements with various banks and savings institutions. The loans are sold to investors, usually within two weeks of the initial closing, together with the servicing rights. Mortgages are valued at the lower of cost or market value determined as of the balance sheet date. Mortgages held for sale as of December 31, 1999 and 1998, amounted to $16,528,819 and $98,723,825, respectively.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 3 -  Investments
          -----------

          The company is an investor in a publicly traded common stock of a bank. Cost, unrealized gain and fair market value as of December 31, 1999 and 1998 are as follows:

                                              1999            1998
                                          -----------     -----------

                 Original cost            $    37,694     $    33,728
                 Unrealized gain               81,727          81,669
                                          -----------     -----------

                     Fair market value    $   119,421     $   115,397
                                          ===========     ===========


          The unrealized gains on marketable securities are recorded as a credit in the stochkholders' equity section of the balance sheet.

          The increase in unrealized gains during 1999 was $58. During 1998 there was a decrease in unrealized gains of $32,977.

          In addition, the company invested in common stock of a privately held bank in 1997. The cost of the investment, in the amount of $25,000, approximates fair value as of December 31, 1999 and 1998.

NOTE 4 -  Notes payable - lines of credit
          -------------------------------

          Advances outstanding under lines of credit consist of the following at December 31, 1999 and 1998:

                                                        1999            1998
                                                    ------------    ------------

          Line of credit agreement with a bank
            providing for maximum borrowings of
            $1,000,000. Interest is payable at
            the prime rate plus 1% (9.5% at
            December 31, 1999). Payable on
            demand.  Secured by mortgage loans
            and substantially all assets of the
            company.                                $   947,854     $          -

          Line of credit agreement with a bank
            providing for maximum borrowings of
            $200,000. Interest is payable at
            7.3%. The agreement expires on
            November 15, 2000.  Secured by a
            certificate of deposit, and
            guaranteed by a stockholder of
            the company.                                200,000               -

          Line of credit agreement with a
          financial services company providing
          for maximum borrowings of $750,000.
          Interest payable at the 30-day dealer
          commercial paper rate plus 2.75%
          (8.45% at December 31, 1999). The
          agreement expires, and any balance
          payable on the line is due on October
          31, 2000. Secured by substantially
          all assets of the company, and
          guaranteed by certain stockholders of
          the company.                                  146,555                -
                                                    ------------    ------------
          Forward                                     1,294,409                -

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 4 - Notes payable - lines of credit (continued)
         -------------------------------------------

                                                        1999            1998
                                                    ------------    ------------

          Forwarded                                    1,294,409               -

          Line of credit agreement with a bank
            providing for maximum borrowings of
            $3,500,000.  Interest is payable at
            the prime rate plus 1% (9.5% at
            December 31, 1999).  Payable on
            demand.  Secured by mortgage loans
            and substantially all assets of the
            company, and guaranteed by certain
            stockholders of the company.                    -                  -

          Funding agreement with American Home
            Mortgage Holdings, Inc., whereby
            the company closes loans and
            American Home Mortgage Holdings, Inc.
            has committed to deposit funds and
            purchase the loans.  The balance at
            December 31, 1999, represents loans
            closed for which the fund transfer
            from American Home Mortgage was
            outstanding.  Funds were transferred
            and the loans purchased by American
            Home during the first week of
            January 2000.                             3,066,907                -


          Line of credit agreement with a bank
            providing for borrowings of
            $50,000,000.  Interest is payable
            at the LIBOR rate plus 2.125%.
            Interest is payable at the LIBOR rate
            plus 1.75% for borrowings under the
            repurchase agreement. The agreement
            expires on March 1, 2000. Subject to
            certain covenants including a minimum
            net worth requirement and maximum
            debt to tangible net worth ratio.
            Secured by related mortgages held
            for sale to investors, and
            guaranteed by certain stockholders
            of the company.                           10,941,771      36,446,931

          Line of credit agreement with a bank
            providing for maximum borrowings of
            $25,000,000 and $11,000,000 at
            December 31, 1999 and 1998,
            respectively.  The agreement
            expires on May 31, 2000. Subject to
            certain covenants including a minimum
            net worth, current ratio, debt
            service coverage and a maxium debt
            to tangible net worth ratio. Secured
            by related mortgages held for sale
            to investors, and guaranteed by
            certain stockholders of the company.         379,817       4,099,132
                                                    ------------    ------------

          Forward                                     15,682,904      40,546,063

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 4 -  Notes payable - lines of credit (continued)
          -------------------------------------------

                                                        1999            1998
                                                    ------------    ------------

          Forwarded                                   15,682,904      40,546,063


          Line of credit agreement with a bank
            providing for borrowings up to
            $8,000,000.  The agreement expired
            on December 31, 1999.  Interest is
            payable at the LIBOR rate, plus
            2%.  Secured by related mortgages
            held for sales to investors.                  42,120       4,720,898

          Line of credit agreement with a bank
            providing for borrowings up to
            $24,000,000 at December 31, 1998.
            Interest is payable at the LIBOR
            rate, plus 2% to 4% for sub prime.
            The agreement expired on April 30,
            1999.  Subject to certain covenants
            including minimum net worth
            requirements and maximum specific
            warehouse borrowings to net worth
            ratio.  Secured by related mortgages
            held for sale to investors and
            personal guarantees by certain
            stockholders of the company.                       -      17,580,408

          Line of credit agreement with a bank
            providing for borrowings up to
            $37,500,000 at December 31, 1998.
            The agreement expired on June 24,
            1999.  Interest is payable at the
            LIBOR rate plus 1.75% to 2.5%.
            Secured by related mortgages held
            for sale to investors.  Subject to
            certain covenants including a minimum
            net worth requirement and maximum
            distributions and debt to net worth
            ratio.  Guaranteed by certain
            stockholders of the company.                       -      34,356,334
                                                    ------------    -----------

                                                   $ 15, 725,024    $ 97,203,703
                                                   =============    ============


NOTE 5 -  Long-term debt
          --------------

          Long-term debt as of December 31,1999 and 1998, consists of the following:

                                                       1999           1998
                                                   ------------   ------------

          Mortgage payable to a bank in monthly
            installments of $12,862 including
            interest at 7.5%.  Final payment of
            $1,096,442 is due in March 2004.
            Secured by real estate.               $  1,344,397   $             -

          Mortgage payable to a bank in monthly
            installments of $9,577 including
            interest at 8.25%, final payment of
            $1,216,113 was due in January 1999.
            The mortgage was refinanced in
            March 1999.  Secured by a building.
            Guaranteed by certain stockholders
            of the company.                                  -       1,213,272
                                                   ------------   ------------

          Forward                                  $  1,344,397   $  1,213,272
                                                   ------------   ------------

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 5 -  Long-term debt (continued)
          --------------------------
                                                        1999           1998
                                                    ------------   ------------

          Forwarded                                   1,344,397       1,213,272


          Note payable to a bank in monthly
            installments of $1,077, including
            interest at 8.5%. Final installment
            was paid in April 1999. Secured by
            equipment, accounts receivable and
            inventory. Guaranteed by a
            stockholder of the  ompany.                        -          4,236
                                                    ------------   ------------

                                                       1,344,397      1,217,508
          Less current maturities                         50,620         21,415
                                                    ------------   ------------

                                                    $  1,293,777   $  1,196,093
                                                    ============   ============

          Future maturities of long-term debt are as follows:

                      2000                  $      50,620
                      2001                         59,326
                      2002                         63,932
                      2003                         68,895
                      2004                      1,101,624
                                             ------------

                                             $  1,344,397
                                             ============

NOTE 6 -  Deferred income
          ---------------

          Deferred income represents the excess of the face value of mortgages held for sale to investors over the related amount borrowed on the warehouse lines of credit. This amount includes fees which are recognized upon sale of the mortgage to investors. Deferred income amounted to $499,196 and $1,151,960 at December 31, 1999 and 1998,
          respectively.

NOTE 7 -  Commitments and Contingencies
          -----------------------------

          Office Leases
          -------------

          The company leases 5 branch offices in the Chicago area under leases expiring April 2000 through April 2003 at monthly rents totaling $18,735. In addition, 7 branch offices in the Chicago area are leased on a month-to-month basis at monthly rents totaling $12,516.

          One branch office is leased in Colorado under a lease expiring in November 2002. Monthly rent under this lease is $3,106.

          Three branch offices are leased in New Mexico on a month-to-month basis with monthly rent of $13,279.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 7 -  Commitments and contingencies (continued)
          -----------------------------------------

          Office Leases (continued)
          -------------------------

          One of the subsidiaries leases three offices in New Mexico from a company related through common ownership, on a month-to-month basis, with monthly rents totaling $833.

          The other subsidiary leases six offices on a month-to-month basis from a company related through common owenrship. Two of the offices are located in New Mexico with monthly rents totaling $759. The other four offices are located in Arizona, with monthly rents totaling $1,431.

          Rent expense during 1999, under the above leases, plus several other leases terminated during 1999, totaled $373,977. Rent expense during 1998, totaled $130,379. Some of the leases require payments of real estate taxes and utilies in addition to the rents. Future minimum rents under the above leases are as follows:


                 2000                                  $   255,027
                 2001                                      238,946
                 2002                                      160,634
                 2003                                        3,593
                                                       ----------

                                                       $  658,200
                                                       ==========

          Office equipment leases
          -----------------------

          The company leases copiers under leases expiring March 2000, through January 2003. Total rent expense, under these leases included in office equipment rental was $63,204 and $25,847 for 1999 and 1998, respectively.

          Minimum future rental payments under these leases are as follows:

                 2000                                  $   75,534
                 2001                                      53,977
                 2002                                      27,100
                 2004                                         318
                                                       ----------

                                                       $  156,929
                                                       ==========

          Loan guarantees
          ---------------

          Retail division
          ---------------

          The company places its retail loans with various lending institutions. It generally agreed to guarantee or repurchase these loans should a mortgage default within a six month period from the date of placement. There were no defaults since inception to the date of this financial statement.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 7 -  Commitments and contingencies (continued)
          -----------------------------------------

          Wholesale division
          ------------------

          The company entered into master sales agreements with various financial institutions to sell its wholesale mortgage inventory to them. The company has agreed to indemnify the financial institutions if they incur a loss due to the company's negligence. The company has agreed to assume any mortgages which may go into default within one year. There were six defaults since inception to the date of these financial statements. Four of these were in default as of December 31, 1998. These mortgages totaling $306,256 (net of allowance for bad debts of $75,000) are included in notes receivable - other.

          As of December 31, 1998, the total of the four loans in default was $180,648.

          Stockholders' agreement
          -----------------------

          The company entered into an agreement with the stockholders under which it is obligated to purchase the shares of any stockholder, and the affected stockholder or his personal representative is obligated to sell his shares to the company in the event of death, disability, bankruptcy or termination of employment at a price determined in the agreement. In addition, the company has the right of first refusal should a shareholder receive an offer from an unrelated party to purchase any of his shares. The agreement is partially funded by life insurance on the life of each shareholder.

NOTE 8 - Related party transactions
         --------------------------

         During 1999 and 1998, the company leased space to various related companies on a month-to-month basis. Total rents received from these companies during 1999 and 1998 amounted to $36,450 and $60,900, respectively.

         The company advanced funds and paid expenses on behalf of companies related through common ownership. The amount receivable from these companies amounted to $2,931 and $154,004 at December 31,1999 and 1998, respectively.

         The company had notes payable to stockholders in the amount of $399,592 as of December 31, 1999. The notes are due on demand and bear interest at 8% per annum.

         Exclusive services agreement
         ---------------------------

         First Home Mortgage corporation has entered into an exclusive services agreement with six companies in which the company has a 50% ownership interest. The agreements require that First Home Mortgage Corporation process, underwrite and fund the loans which have been originated by these companies.

         In connection with the above agreements, commissions in the amount of $74,764 and $60,064 were due to the related companies at December
         31, 1999 and 1998, respectively.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 9 - Concentration of credit risk - cash deposits
         --------------------------------------------

         The company had funds on deposit in financial institutions in excess of federally insured limits totaling $1,384,498 and $2,727,453 at December 31, 1999 and 1998, respectively.


NOTE 10 - Employee profit sharing plan
          ----------------------------

          The company has a 401(k) plan covering all full time employees over 21 years of age. The plan provides for salary deferral contributions by employees and discretionary employer matching contributions. In addition, the company may contribute an additional discretionary amount. The company's contributions during 1998 consisted of matching contributions in the amount of $172,666. No matching contributions were made during 1999.

NOTE 11 - Rental income under operating leases
          -------------------------------------

          The company leased a portion of its office building to two tenants under operating leases.

          One of the leases provides for monthly rents in the amount of $2,963 through December 2004. In addition, the tenant is required to pay utilities and maintenance.

          The other lease provides for monthly rents in the amount of $4,075 increasing to $4,717 in the final year of the lease term, which ends May 2004. The tenant is required to pay real estate taxes in excess of a base amount.

          Minimum future rental income to be received under the new noncancelable operating leases is as follows:

               Year Ending
               -----------
                  2000                         $      84,456
                  2001                                85,882
                  2002                                88,399
                  2003                                91,041
                  2004                                59,143
                                                ------------
                                                $    408,921
                                                ============


NOTE 12 - Acquisition of Legacy Financial, Inc.
          -------------------------------------

          On July 1, 1998, a loan to Legacy Financial, Inc. was applied towards the acquisition of Legacy Financial, Inc. The company exchanged 39 shares of its common stock of the company plus the $150,000 note receivable and $63,000 cash for all the outstanding common stock of Legacy Financial, Inc. The acquisition was accounted for as a purchase. The cost of the acquisition includes $54,033 of equipment and other net assets amounting to $20,884. The net assets and operations of Legacy Financial, Inc. were merged with the company on July 1,1998.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 13 - Employment agreement
          --------------------

          On July 1, 1998, the company entered into a five year employment agreement with the former owner of Legacy Financial Services, Inc. The agreement provides for compensation to the employee during each calendar year 1999 through 2002 equal to $150,000 plus additional compensation for meeting certain profit goals. In addition, during 1999 through 2002, the employee shall receive options to purchase up to 211 shares of First Home Mortgage Corp. common stock at a price of $6,000 per share.

          In December 1999, the employee exercised his option and purchased 44 shares of stock at a total cost of $264,000. The balance due from him for the stock purchase was $133,135 at December 31, 1999.

NOTE 14 - Financing agreement covenants
          -----------------------------

          The financing agreements include financial covenants, including requirements to maintain defined levels of tangible net worth, debt to tangible net worth and current assets to current liabilities. In addition certain agreements include limitations on dividends and additional debt.

NOTE 15 - Branch employment agreements
          ----------------------------

          St. Charles, Illinois
          ---------------------

          The company has entered into a branch employment agreement with two employees for the period September 1, 1999 through May 1, 2000, automatically renewable for successive one-year terms. The employees will manage the operations of a branch office in St. Charles. The company receives service fees totalling $895 for each loan closed. The agreement requires the company to pay the employees the profit and loss of the branch after deducting the $895 service fee.

          New Mexico
          ----------

          The company entered into a branch employment agreement with Frost Enterprises (Frost), an individual proprietorship, whereby Frost will manage operations of four branch offices located in New Mexico. The agreement continues through May 1, 2000. The company collects all loan commissions and fees and pays all of the expenses of the branch. The company receives service fees totaling $805 for each loan closed. The agreement requires the company to pay Frost the profit or loss of the branch after deducting the $805 service fees.

          For the period ended December 31, 1999, the branches incurred losses totaling $393,134. These have been recorded as a reimbursement due from Frost in the other income section of the income statement. This amount is included as a note receivable-Frost on the balance sheet and is netted with other amounts receivable from and payable to Frost.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 16 - Acquisition of mortgage companies
          ---------------------------------

          On April 16, 1999, the company acquired a 50.01% ownership interest in PHS Mortgage Company and Harvard Mortgage Company Limited Partnership. These companies operate six offices in New Mexico and two offices in Arizona. Frost manages the company's operations under an agreement similar to the New Mexico agreement discribed on the prior page.

          As of December 31, 1999, $183,287 was due from CTX Mortgage Ventures Corporation which represents capital of the minority partners as of April 15, 1999. The funds were received in January 2000.

          50.01% of the combined net income of PHS Mortgage Company and Harvard Mortgage Company Limited Partnership amounted to $247,107, for period ended December 31, 1999. This amount netted with other amounts payable to and receivable from Frost. The combination of these amounts results in a note receivable from Frost (see NOTE 17).

NOTE 17 - Loans receivable - Frost
          ------------------------

          Funds were advanced, in the amount of $95,000 to Frost for the acquisition of equipment, furniture and fixtures used at the New Mexico branch offices and PHS Mortgage Company and Harvard Mortgage Company Limited Partnership. This note is collectible in monthly installments of $2,988 including interest at 8.25%. The final installment is collectible in October 2002. The company is to be reimbursed from Frost for an additional loan which First Home is paying related to the above acquisition in the amount of $107,435.

          In addition, the loans receivable - Frost include the reimbursement due from Frost for the New Mexico branch losses in the amount of $393,134 less the amount payable to Frost for the income from PHS Mortgage Company and Harvard Mortgage Company Limited Partnership of $247,107. These amounts net to $146,027 and are reflected on income statement under the caption "Frost reimbursement".

          The loans receivable balance was $362,270 at December 31, 1999.

NOTE 18 - Note payable - other
          --------------------

          The company and Frost, together, entered into a short-term note payable for Frost's acquisition of equipment, furniture and fixtures used at the above offices, with a balance of $90,137 at December 31, 1999. The note is payable in monthly installments of $9,358 including interest at 8.25%, with a final payment due in October 2000.

NOTE 19 - Investment in affiliates
          ------------------------

          On June 4, 1999, the company purchased VJJ Corporation from certain stockholders of the company in exchange for 3 shares of common stock of the company. VJJ Corporation was merged into the company resulting in the acquisition of a 50% ownership interest in six mortgage companies with a value of $191,407. Two of the mortgage companies discontinued business in December 1999.

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 19 - Investments in affiliates (continued)
          -------------------------------------

          The affiliates have reported the following information as of December 31, 1999, and for the period June 4, 1999 through December 31, 1999.

                                                       Continuing   Discontinued
                                            Total      Operations    Operations
                                           --------    ----------   ------------

             Revenues                      $923,195     $727,621      $195,574
                                           ========     ========      ========

             Net income                    $257,796     $220,186      $ 37,610
                                           ========     ========      ========

             Companies equity in earnings  $128,898     $110,096      $ 18,802
                                           ========     ========      ========

          Investments and equity in undistributed earnings of affiliates as of December 31, 1999, are as follows:

               Original investment                                    $191,407
               Equity in undistributed earnings                        108,872
                                                                      --------

                   Total                                              $300,279
                                                                      ========

          The accounts of the company include accounts payable to the affiliates totaling $74,764.

NOTE 20 - Subsequent event
          ----------------

          In January 2000, the stockholders of First Home entered into an agreement with American Home Mortgage Holdings, Inc., (Nasdaq/AHMH)("American Home"), an unrelated mortgage company, to sell all of their stock in the company in exchange for cash and stock of American Home. First Home would then be merged into American Home Mortgage Sub II, Inc. a wholly-owned subsidiary of American Home.

                            SUPPLEMENTARY INFORMATION

MORRISON & MORRISON, LTD.
CERTIFIED PUBLIC ACCOUNTANTS



         105 WEST ADAMS-BANKERS BUILDING - CHICAGO, ILLINOIS 60603-6278
                          312/346-2141 FAX 312/346-2183
                            E-MAIL: cpa@morrmorr.com


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                          ON SUPPLEMENTARY INFORMATION
               --------------------------------------------------




To the Board of Directors and Stockholders of First Home Mortgage Corporation and Subsidiaries
Mount Prospect, Illinois


Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole of FIRST HOME MORTGAGE CORPORATION and SUBSIDIARIES for the years ended December 31,1999 and 1998, which are presented in the preceding section of this report. The supplementary information presented hereinafter is presented for the purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic consolidated financial Statements taken as a whole.


                                      /s/ Morrison & Morrison, Ltd.

February 21, 2000

                FIRST HOME MORTGAGE CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED SCHEDULES OF OPERATING EXPENSES
                      YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                1999               1998
                                            ------------      ------------

Selling expenses
  Advertising and promotion                  $    454,800      $    246,096
  Commissions expense                           3,749,223         5,689,407
  Credit check charges                            381,296           384,126
  Appraisal and other fees paid                 1,388,739         1,265,980
  Document preparation                              1,097             7,280
  Processing fees                                  70,866           102,492
  Loan recapture                                      -              21,853
  Flood certification                              67,112            86,506
  Outside services                                252,151           342,193
  Freight and postage                             248,314           365,129
  Communications expense                          420,764           219,223
  Entertainment and travel                        398,620           290,566
  Vehicle expense                                  93,464            56,908
  Selling supplies                                 76,085            83,528
  Bad debt expense                                 92,710               -
                                             ------------      ------------
      Total selling expenses                 $  7,695,241      $  9,161,287
                                             ============      ============


Personnel expenses
  Salaries                                   $  4,356,229      $  2,807,635
  Payroll taxes                                   600,239           544,974
  Group insurance                                 441,591           224,203
  Profit sharing, 401(k) match                        -             172,666
  Officer life insurance                           17,455            14,665
                                             ------------      ------------
        Total personnel expenses             $  5,415,514      $  3,764,143
                                             ============      ============


Occupancy expenses
  Office rental                              $    373,977      $    130,379
  Depreciation - building and improvements         58,809            58,714 *
  Utilities                                       100,378            56,628
  Repairs and maintenance                         129,984           105,840
  Real estate tax                                 109,784           113,884
                                             ------------      ------------
        Total occupancy expenses             $    772,932      $    465,445
                                             ============      ============


Office expenses
  Bank charges                               $     10,766      $      1,840
  Office supplies and expense                     496,693           410,312
  Professional fees                               254,670           118,153
  Depreciation                                    171,408           110,246 *
  Dues and subscriptions                           36,732            19,395
  Donations                                        42,249            28,485
  Office equipment rental                          95,590            55,475
  Computer system expenses                        206,510           339,240
  Permits and licenses                             27,512            14,508
  Meetings                                          2,315             3,777
  Continuing education                             38,023            46,559
  Insurance                                        66,829            30,033
  Miscellaneous expenses                            4,938            (2,266)
                                             ------------      ------------

        Total office expense                 $  1,454,235      $  1,175,757
                                             ============      ============

* Reclassified to conform to 1999 presentation.

                                   FIRST HOME
                              MORTGAGE CORPORATION

                              FINANCIAL STATEMENTS
                                      AND
                        REPORT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

                           DECEMBER 31, 1998 AND 1997

                                    CONTENTS



REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
  AUDITED FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

  BALANCE SHEETS

  STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

  STATEMENTS OF STOCKHOLDERS' EQUITY

  STATEMENTS OF CASH FLOWS

  NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY INFORMATION REQUIRED BY HUD

  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
    ON SUPPLEMENTARY INFORMATION

  COMPUTATION OF ADJUSTED NET WORTH

  SCHEDULES OF OPERATING EXPENSES

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON INTERNAL CONTROL

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON COMPLIANCE
  WITH SPECIFIC REQUIREMENTS APPLICABLE TO MAJOR HUD PROGRAMS

CERTIFICATION OF STOCKHOLDERS

                            MORRISON & MORRISON, LTD.
                          CERTIFIED PUBLIC ACCOUNTANTS
         105 WEST ADAMS BANKERS BUILDING - CHICAGO, ILLINOIS 60603-6278
                         312/346-2141 FAX 312/346-2183
                            E-MAIL: cpa@morrmorr.com




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------




To the Board of Directors and Stockholders of First Home Mortgage Corporation
Mount Prospect, Illinois


We have audited the accompanying balance sheets of First Home Mortgage Corporation as of December 31, 1998 and 1997, and the related statements of income and comprehensive income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Home Mortgage Corporation as of December 31, 1998 and 1997, and the results of its operations, changes in stockholders' equity and cash flows for the years then ended in conformity with generally accepted accounting principles.


In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 18, 1999, on our consideration of the company's internal control and a report dated February 18, 1999, on its compliance with specific requirements applicable to major HUD programs.


                                             /S/ MORRISON & MORRISON, LTD.


February 18, 1999

                        FIRST HOME MORTGAGE CORPORATION
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                     ASSETS
                                     ------

                                                                           1998             1997
                                                                       ------------     ------------
Current assets
  Cash and cash equivalents (Note 1)                                   $  2,311,528     $  1,808,160
  Commissions receivable                                                    154,464          267,178
  Inventory - mortgages held for sale to investors (Notes 2 and 4)       98,723,825       35,663,113
  Note receivable - Legacy Financial, Inc. (Note 12)                            -            150,000
  Notes receivable - other (Note 7)                                         318,074           40,100
  Receivable from affiliates (Note 8)                                       154,004          413,190
  Advances to employees                                                      38,229           13,547
  Prepaid insurance                                                          25,716           10,427
                                                                       ------------     ------------

     Total current assets                                               101,725,840       38,365,715
                                                                       ------------     ------------
Property and equipment (Notes 1 and 5)
  Land                                                                      612,996          612,996
  Building                                                                1,728,951        1,724,939
  Furniture and equipment                                                 1,120,525          704,526
  Leasehold improvements                                                     11,520            1,560
  Automobile                                                                 21,500              -
                                                                       ------------     ------------

                                                                          3,495,492        3,044,021
  Less accumulated depreciation                                             830,319          593,758
                                                                       ------------     ------------

     Net property and equipment                                           2,665,173        2,450,263
                                                                       ------------     ------------

Investments (Notes 1 and 3)                                                 140,397          169,911
                                                                       ------------     ------------

Other assets
  Real estate tax escrow                                                     52,963           26,182
  Security deposit                                                            2,100            4,500
                                                                       ------------     ------------

                                                                             55,063           30,682
                                                                       ------------     ------------

     Total other assets                                                $104,586,473     $ 41,016,571
                                                                       ============     ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                 1998             1997
                                                             ------------     ------------

Current liabilities
  Notes payable - lines of credit (Note 4)                   $ 97,203,703     $ 35,156,648
  Current maturities of long-term debt (Note 5)                    21,415           25,251
  Accounts payable                                                457,678          183,363
  Accrued expenses
     Interest                                                     415,544          136,768
     Commissions                                                  203,186          249,082
     Employer 401(k) contribution                                 172,666          104,641
     Other                                                        244,330          195,133
  Deferred income (Note 6)                                      1,151,960          351,894
  Notes payable - stockholders (Note 8)                               -            201,465
  Escrow holdback                                                  12,623           13,590
  Security deposit                                                  2,300            9,300
                                                             ------------     ------------

       Total current liabilities                               99,885,405       36,627,135
                                                             ------------     ------------

Long-term debt, net of current maturities (Note 5)              1,196,093        1,217,514
                                                             ------------     ------------

Commitments and contingencies (Note 7)

Stockholders' equity
  Common stock - $1 par value, 10,000 shares authorized;
  789 and 750 shares issued and outstanding at
  December 31, 1998 and 1997                                          789              750
  Paid-in capital                                                 946,322        1,084,444
  Retained earnings                                             2,476,195        1,972,082
  Unrealized gain on marketable securities (Note 3)                81,669          114,646
                                                             ------------     ------------

       Total stockholders' equity                               3,504,975        3,171,922
                                                             ------------     ------------

                                                             $104,586,473     $ 41,016,571
                                                             ============     ============

    The accompanying notes are an integral part of the financial statements.

                        FIRST HOME MORTGAGE CORPORATION
                 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                               1998              1997
                                           ------------      ------------

Income
  Fees, commissions and interest           $ 24,982,624      $ 12,383,607
                                           ------------      ------------

Operating expenses
  Selling expense                             9,161,287         5,381,091
  Personnel expense                           3,764,143         2,080,622
  Occupancy expense                             540,049           424,086
  Office expense                              1,101,153           508,768
  Interest expense - lines of credit          4,516,501         1,077,124
                                           ------------      ------------

     Total operating expenses                19,083,133         9,471,691
                                           ------------      ------------

Income before executive compensation          5,899,491         2,911,916

Executive compensation                        1,717,022         1,074,471
                                           ------------      ------------

Income from operations                        4,182,469         1,837,445
                                           ------------      ------------

Other income (expense)
  Interest and dividend income                  148,726            26,443
  Rental income                                  70,147           187,271
  Miscellaneous income                              286             2,865
  Interest expense                             (111,630)         (112,099)
                                           ------------      ------------

     Total other income                         107,529           104,480
                                           ------------      ------------

Income before Illinois replacement tax        4,289,988         1,941,925

Illinois replacement tax                         82,303            34,889
                                           ------------      ------------

Net income                                    4,207,695         1,907,036

Other comprehensive income, net of tax
  Unrealized (loss) gain on securities          (32,977)           51,405
                                           ------------      ------------

Comprehensive income                       $  4,174,718      $  1,958,441
                                           ============      ============


    The accompanying notes are an integral part of the financial statements.

                        FIRST HOME MORTGAGE CORPORATION
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                                Unrealized
                                                                                                 Gain on            Total
                                                Common          Paid-In         Retained        Marketable      Stockholders'
                                                 Stock          Capital         Earnings        Securities          Equity
                                              -----------     -----------      -----------      -----------      -----------
Balance, January 1, 1997                      $       750     $ 1,084,444      $   470,046      $    63,241      $ 1,618,481

Net income - 1997                                     -               -          1,907,036              -          1,907,036

Unrealized gain on investments (Note 3)               -               -                -             51,405           51,405

Distributions                                         -               -           (405,000)             -           (405,000)
                                              -----------     -----------      -----------      -----------      -----------

Balance, December 31, 1997                            750       1,084,444        1,972,082          114,646        3,171,922

Net Income - 1998                                     -               -          4,207,695              -          4,207,695

Unrealized loss on investments (Note 3)               -               -                -            (32,977)         (32,977)

Distributions                                         -               -         (3,703,582)             -         (3,703,582)

Acquisition of Legacy Financial, Inc. and
  merger into First Home
  Mortgage (Note 12)                                   39        (138,122)             -                -           (138,083)
                                              -----------     -----------      -----------      -----------      -----------

Balance, December 31, 1998                    $       789     $   946,322      $ 2,476,195      $    81,669      $ 3,504,975
                                              ===========     ===========      ===========      ===========      ===========


    The accompanying notes are an integral part of the financial statements.

                        FIRST HOME MORTGAGE CORPORATION
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------      ------------
Cash provided from (used for) operating activities
  Net income                                                  $  4,207,695      $  1,907,036
  Adjustments to reconcile net income to net cash
    used for operating activities
      Depreciation                                                 168,960           148,175
      Changes in operating assets and liabilities
        Inventory - mortgages held for sale                    (63,060,712)      (25,933,758)
        Commissions receivable and advances                         88,032          (202,205)
        Real estate tax escrow                                     (26,781)           20,805
        Prepaid expenses                                           (15,289)           (3,316)
        Accounts payable                                           274,315            38,762
        Accrued expenses                                           358,131           517,395
        Deferred income                                            800,066           182,773
        Escrow holdback                                               (967)          (16,785)
        Security deposits                                           (4,600)           (1,500)
                                                              ------------      ------------

          Net cash used for operating activities               (57,211,150)      (23,342,618)
                                                              ------------      ------------

Cash provided from (used for) investing activities
  Note receivable - Legacy Financial, Inc.                         (63,000)         (150,000)
  Checking account - Legacy Financial, Inc.                         15,877               -
  Purchases of property and equipment                             (329,836)         (118,124)
  Increase in notes receivable - other                            (277,974)          (40,100)
  Collections on notes receivable                                      -               4,354
  Purchase of marketable securities                                 (3,464)          (27,877)
  Loans to affiliates                                             (116,142)          (31,393)
                                                              ------------      ------------

          Net cash used for investing activities                  (774,539)         (363,140)
                                                              ------------      ------------

Cash provided from (used for) financing activities
  Net cash receivable from lines of credit                      62,047,055        25,596,414
  Distributions to stockholders                                 (3,328,254)         (405,000)
  Proceeds from note payable                                           -              23,700
  Payments of long-term notes payable                              (28,279)          (74,058)
  Payments of notes payable to stockholders                       (201,465)           (8,035)
                                                              ------------      ------------

          Net cash provided from financing activities           58,489,057        25,133,021
                                                              ------------      ------------

Net increase in cash and cash equivalents                          503,368         1,427,263

Cash and cash equivalents, at the beginning of the year          1,808,160           380,897
                                                              ------------      ------------

Cash and cash equivalents, at the end of the year             $  2,311,528      $  1,808,160
                                                              ============      ============

Supplemental disclosures:
  Interest paid                                               $  4,349,355      $  1,106,343
                                                              ============      ============
  Income taxes paid                                           $     34,902      $      5,389
                                                              ============      ============

Non-cash investing and financing activities:
  Acquisition of Legacy Financial, Inc.                       $    213,000      $        -
                                                              ============      ============
  Receivable from affiliates transferred to distributions     $    375,328      $        -
                                                              ============      ============

    The accompanying notes are an integral part of the financial statements.

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 1 -  Nature of operations and significant accounting policies
          --------------------------------------------------------

          Nature of operations
          --------------------

          The company is a wholesale mortgage banker. The company also performs the services of a mortgage broker. Substantially all of its operations are in Northeastern Illinois. It is licensed in the states of Illinois, Wisconsin, Indiana, Texas, Kentucky, Arkansas, Missouri and Kansas.

          In 1998, the company originated over $1,100,000,000 in new loans and closed approximately $787,000,000 in its retail division. The wholesale division closed $1,095,000,000 in new loans during 1998.

          In 1997, the company originated over $624,000,000 in new loans and closed approximately $395,400,000 in its retail division. The wholesale division closed $432,000,000 of new loans during 1997.

          The following is a summary of significant accounting policies:

          Method of accounting
          --------------------

          The company prepares its financial statements on the accrual basis of accounting. Commission income is recognized upon closing of a mortgage, application income is recognized upon receipt of funds, and related application fee disbursements are recognized as the liability is incurred. Fees and service release and discount premium received for the funding of mortgages held for sale to investors are recognized when the mortgages are sold to the investor.

          Use of estimates
          ----------------

          The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Cash and cash equivalents
          -------------------------

          Cash and cash equivalents include checking accounts, money market accounts and short-term certificates of deposit.

          Investments
          -----------

          The investment in marketable securities is classified as available-for-sale and is recorded at fair market value. The corresponding unrealized gain is recorded as a separate component of stockholders' equity.

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 1 -  Nature of operations and significant accounting policies (continued)
          --------------------------------------------------------------------

          Property and equipment
          ----------------------

          Property and equipment are recorded at cost and are being depreciated using the straight-line method over the following lives:

               Building and improvements           30 and 39 years
               Furniture and equipment            3, 5 and 7 years
               Leasehold improvements                      7 years
               Automobile                                  5 years

          Income taxes
          ------------

          The stockholders of the company have elected to be treated as an "S" Corporation under the provisions of the Internal Revenue Code. Accordingly, each stockholder will report his pro rata share of the taxable income of the corporation on his individual income tax return.

          Advertising
          -----------

          Advertising costs, which are principally included in selling expenses, are expensed as incurred. Advertising expense was $167,105 and $117,165 for the years ended December 31, 1998 and 1997, respectively.

NOTE 2 -  Inventory - mortgages held for sale to investors
          ------------------------------------------------

          The company's wholesale division funds mortgages through advances under line of credit agreements with various banks and savings institutions. The loans are sold to investors, usually within two weeks of the initial closing, together with the servicing rights. Mortgages are valued at the lower of cost or market value determined as of the balance sheet date. Mortgages held for sale as of December 31, 1998 and 1997 amounted to $98,723,825 and $35,663,113, respectively.


NOTE 3 -  Investments
          -----------

          The company is an investor in common stock of a publicly traded bank. Cost, unrealized gain and fair market value as of December 31, 1998 and 1997 are as follows:

                                            1998             1997
                                        -----------      -----------

                 Original cost          $    33,728      $    30,265
                 Unrealized gain             81,669          114,646
                                        -----------      -----------

                     Fair market value  $   115,397      $   144,911
                                        ===========      ===========

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 3 -  Investments (continued)
          -----------------------

          The unrealized gains on marketable securities are recorded as a credit in the stockholders' equity section of the balance sheet.

          The decrease in unrealized gains during 1998 was $32,977. The increase in unrealized gains during 1997 was $51,405.

          In addition, the company invested in common stock of a privately held bank in 1997. The cost of the investment, in the amount of $25,000, approximates fair value as of December 31, 1998 and 1997.


NOTE 4 -  Notes payable - lines of credit
          -------------------------------

          Advances outstanding under lines of credit consist of the following at December 31, 1998 and 1997:

                                                        1998            1997
                                                    ------------    ------------

          Line of credit agreement with a bank
            providing for maximum borrowings of
            $50,000,000. Interest is payable at
            the LIBOR rate plus 2.125%. Interest
            is payable at the LIBOR rate plus
            1.75% for borrowings under the
            repurchase agreement. The agreement
            expires on December 14, 1999. Subject
            to certain covenants including a
            minimum net worth requirement and
            maximum debt to tangible net worth
            ratio. Secured by related mortgages
            held for sale to investors, and
            guaranteed by certain stockholders of
            the company.                            $ 36,446,931    $          -

          Line of credit agreement with a bank
            providing for maximum borrowings up to
            $11,000,000. Interest is payable at
            the prime rate, minus 1%. The
            agreement expires on May 31, 1999.
            Subject to certain convenants
            including a minimum net worth, current
            ratio, debt service coverage and a
            maximum debt to tangible net worth
            ratio. Secured by related mortgages
            held for sale to investors, and
            guaranteed by certain stockholders of
            the company.                               4,099,132               -
                                                    ------------    ------------

          Forward                                     40,546,063               -

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 4 - Notes payable - lines of credit (continued)
         -------------------------------------------

                                                        1998            1997
                                                    ------------    ------------

          Forwarded                                   40,546,063               -

          Line of credit agreement with a savings
            and loan association providing for
            borrowings up to $8,000,000 as of
            December 31, 1998 and $1,000,000 as of
            December 31, 1997. The agreement
            expires on December 31, 1999. Interest
            is payable at the LIBOR rate, plus 2%.
            Secured by related mortgages held for
            sales to investors.                        4,720,898               -

          Line of credit agreement with a bank
            providing for borrowings up to
            $24,000,000 at December 31, 1998 and
            $15,000,000 at December 31, 1997.
            Interest is payable at the LIBOR rate,
            plus 2% to 4% for sub prime. The
            agreement expires in April 30, 1999.
            Subject to certain covenants including
            minimum net worth requirements and
            maximum specific warehouse borrowings
            to net worth ratio. Secured by related
            mortgages held for sale to investors
            and personal guarantees by certain
            stockholders of the company.              17,580,408      12,440,686

          Line of credit agreement with a bank
            providing for borrowings up to
            $37,500,000 at December 31, 1998 and
            $20,000,000 at December 31, 1997,
            payable upon demand. The agreement
            expires on June 24, 1999. Interest is
            payable at the LIBOR rate plus 1.75%
            to 2.5%. Secured by related mortgages
            held for sale to investors. Subject to
            certain covenants including a minimum
            net worth requirement and maximum
            distributions and debt to net worth
            ratio. Guaranteed by certain
            stockholders of the company.              34,356,334      16,742,729
                                                    ------------    ------------

          Forward                                     97,203,703      29,183,415

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1998 AND 1997


NOTE 4 -  Notes payable - lines of credit (continued)
          -------------------------------------------

                                                        1998            1997
                                                    ------------    ------------

          Forwarded                                   97,203,703      29,183,415

          Accelerated funding program whereby a
            bank has agreed to purchase mortgage
            loans from the company immediately
            after closing. The bank agreed to fund
            98% of loan amounts upon receipt of
            the collateral package. The sale is
            contingent upon the bank's receipt of
            the closed loan package within a
            specified period of time, and their
            acceptance. Upon acceptance by the
            bank the balance of funds, consisting
            of 2% plus or minus escrow funds and
            any premium, will be transferred to
            the company. Interest is due at an
            annual rate of 8.395%. The outstanding
            balance at December 31, 1997
            represents loans funded by the bank
            which have not yet been accepted.                  -       5,973,233
                                                    ------------    ------------

                                                    $ 97,203,703    $ 35,156,648
                                                    ============    ============


NOTE 5 -  Long-term debt
          --------------

          Long-term debt as of December 31,1998 and 1997, consists of the following:

                                                        1998            1997
                                                    ------------    ------------

          Mortgage payable to a bank in monthly
            installments of $9,577 including
            interest at 8.25%, final payment of
            $1,216,113 is due in January, 1999.
            Renewal and increase of the mortgage
            was approved by the bank in January
            1999. Monthly payments on the new
            mortgage amount of $1,500,000 will be
            $8,966 including principal and
            interest at 7.5%. The final payment
            will be due in January 2004. Secured
            by a building. Guaranteed by certain
            stockholders of the company.            $  1,213,272    $  1,227,478
                                                    ------------    ------------

          Forward                                      1,213,272       1,227,478
                                                    ------------    ------------

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 5 -  Long-term debt (continued)
          --------------------------
                                                        1998            1997
                                                    ------------    ------------

          Forwarded                                    1,213,272       1,227,478

          Note payable to a bank in monthly
            installments of $1,077, including
            interest at 8.5%. Final installment is
            due April 1999. Secured by equipment,
            accounts receivable and inventory.
            Guaranteed by a stockholder of the
            company.                                       4,236          15,287
                                                    ------------    ------------

                                                       1,217,508       1,242,765
          Less current maturities                         21,415          25,251
                                                    ------------    ------------

                                                    $  1,196,093    $  1,217,514
                                                    ============    ============

          Future maturities of long-term debt are as follows:

                      1999                   $     21,415
                      2000                         18,512
                      2001                         19,950
                      2002                         21,498
                      2003                         23,167
                      2004                      1,112,966
                                             ------------

                                             $  1,217,508
                                             ============

NOTE 6 -  Deferred income
          ---------------

          Deferred income represents loan fees and a portion of the service release and discount premium received for the funding of mortgages held for sale to investors. The loan fees and service release and discount premium will be recognized as income when the mortgages are sold to investors. Deferred income amounted to $1,151,960 and $351,894 at December 31, 1998 and 1997, respectively.

NOTE 7 -  Commitments and Contingencies
          -----------------------------

          Office Leases
          -------------

          The company leases an office in Oak Lawn, Illinois under a lease expiring in May 1999, requiring monthly rental payments in the amount of $2,995 until May 1998 and $3,115 monthly for June 1998 through May 1999. The company is required to pay its portion of increases in real estate taxes over the 1995 base year amount.

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 7 -  Commitments and contingencies (continued)
          -----------------------------------------

          Office Leases (continued)
          -------------------------

          An office is leased in Wheaton, Illinois under a lease expiring in August 2000, with monthly rents in the amount of $3,000. In addition, the company leases an office in Chicago, Illinois under a lease expiring in May, 1999. Monthly rents are $3,435.

          Minimum future rental payments under these leases are as follows:

                 1999                                  $   68,748
                 2000                                      24,000
                                                       ----------

                                                       $   92,748
                                                       ==========

          This company is currently renting an office in Geneva, Illinois on a month-to-month basis. Monthly rental on this office is $3,000.

          During January through April 1998, an office was leased in Naperville, Illinois, with monthly rental payments of $600. In addition, the company leased an office in Oak Brook, Illinois on a month-to-month basis with monthly rental payments of $3.000. The company discontinued leasing this office in November 1997.

          Rent expense under all office leases totaled $130,379 and $68,100 during 1998 and 1997, respectively.


          Office equipment leases
          -----------------------

          The company leases several copiers under leases expiring September 1998 through December 2001. Total rent expense, under these leases during 1998, included in office equipment rental, was $25,847.

          Minimum future rental payments under these leases are as follows:

                 1999                                  $   32,858
                 2000                                      25,542
                 2001                                      13,732
                                                       ----------

                                                       $   72,132
                                                       ==========

          Vehicle lease
          -------------

          The company leases a vehicle under a lease expiring February 2000. Minimum future rental payments under this lease are as follows:

                 1999                                  $    7,353
                 2000                                       1,225
                                                       ----------

                                                       $    8,578
                                                       ==========

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 7 -  Commitments and contingencies (continued)
          -----------------------------------------

          Loan guarantees
          ---------------

          Retail division
          ---------------

          The company places its retail loans with various lending institutions. It generally agreed to guarantee or repurchase these loans should a mortgage default within a six month period from the date of placement. There were no defaults since inception to the date of this financial statement.

          Wholesale division
          ------------------

          The company entered into master sales agreements with various financial institutions to sell its wholesale mortgage inventory to them. The company has agreed to indemnify the financial institutions if they incur a loss due to the company's negligence. The company has agreed to assume any mortgages which may go into default within one year. There were four defaults since inception to the date of this financial statement. These mortgages totaling $180,648 are included in notes receivable-other.

          It is the opinion of management that the company will experience no significant loss regarding these defaults.

          Stockholders' agreement
          -----------------------

          The company entered into an agreement with the stockholders under which it is obligated to purchase the shares of any stockholder, and the affected stockholder or his personal representative is obligated to sell his shares to the company in the event of death, disability, bankruptcy or termination of employment at a price determined in the agreement. In addition, the company has the right of first refusal should a shareholder receive an offer from an unrelated party to purchase any of his shares. The agreement is partially funded by life insurance on the life of each shareholder.

          Consulting agreement
          --------------------

          In 1997, the company entered into a license and consulting agreement with an individual. The agreement provides a license to the company to use software useful in the mortgage origination process. The consultant agreed to provide training to employees of the company in use of the software in the mortgage origination process and in sale and marketing approaches as they relate to the software. The remaining term of the agreement requires compensation to the consultant in the amount of $50,000 in 1999 for services performed and to be performed during that period.

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997





NOTE 8 - Related party transactions
         --------------------------

         The company used the services of an appraisal company owned in part by its stockholders. Appraisal fees paid to the related company totaled $12,135 in 1997.

         During 1998 and 1997, the company leased space to various related companies on a month-to-month basis. Total rents received from these companies during 1998 and 1997 amounted to $60,900 and $69,375, respectively.

         During 1996, a partnership owned by the stockholders of the corporation leased space in the company's main office which it subleased to other tenants. The balance due from the partnership for rent was $165,000 at December 31, 1997.

         The company advanced funds and paid expenses on behalf of companies related through common ownership. The amount receivable from these companies amounted to $154,004 and $248,190 at December 31, 1998 and 1997, respectively.

         The company had notes payable to stockholders in the amount of $201,465 as of December 31, 1997. The notes were non-interest bearing and were paid in full during 1998.

         Exclusive service agreement
         ---------------------------

         First Home Mortgage corporation has entered into an exclusive services agreement with six companies related through common ownership. The agreements require that First Home Mortgage Corporation process, underwrite and fund the loans which have been originated by these companies.

         In connection with the above agreements, commissions in the amount of $60,064 and $4,027 were due to the related companies at December
         31, 1998 and 1997, respectively.


NOTE 9 - Concentration of credit risk - cash deposits
         --------------------------------------------

         The company had funds on deposit in financial institutions in excess of federally insured limits totaling $2,727,453 and $1,772,015 at December 31, 1998 and 1997, respectively.


NOTE 10 - Employee profit sharing plan
          ----------------------------

         The company has a 401(k) plan covering all full time employees over 21 years of age. The plan provides for salary deferral contributions by employees and discretionary employer matching contributions. In addition, the company may contribute an additional discretionary amount. The company's contributions during 1998 and 1997, consisted of matching contributions in the amount of $172,666 and $104,641, respectively.

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997





NOTE 11 - Rental income under operating leases
          -------------------------------------

         The company leased a portion of its office building to two tenants under operating leases. One lease provides for monthly rents in the amount of $7,350 through March 1998, increasing 5% each year through March 2000. This tenant is required to pay increases in real estate taxes in excess of a base amount. The second lease required monthly rents in the amount of $2,540 through September 1998. Both tenants left during 1998.

         During December 1998, the company entered into a lease agreement with a new tenant providing for monthly rents in the amount of $2,400 beginning January 1999 Through December 2004. In addition, the tenant is required to pay utilities and maintenance.

         Minimum future rental income to be received under the new noncancelable operating leases is as follows:

               Year Ending
               -----------
                  1999                          $     28,800
                  2000                                28,800
                  2001                                28,800
                  2002                                28,800
                  2003                                28,800
                  2004                                28,800
                                                ------------
                                                $    172,800
                                                ============


NOTE 12 - Acquisition of Legacy Financial, Inc.
          -------------------------------------

         At December 31, 1997, notes receivable included a loan to an unrelated mortgage company in the amount of $150,000. On July 1,1998, the loan was applied towards the acquisition of Legacy Financial, Inc. The company exchanged 39 shares of its common stock of the company plus the $150,000 note receivable and $63,000 cash for all the outstanding common stock of Legacy Financial, Inc. The acquisition was accounted for as a purchase. The cost of the acquisition includes $54,033 of equipment and other net assets amounting to $20,884. The net assets and operations of Legacy Financial, Inc. were merged with the company on July 1,1998.

NOTE 13 - Employment agreement
          --------------------

         On July 1, 1998, the company entered into a five year employment agreement with the former owner of Legacy Financial Services, Inc. The agreement provides for compensation to the employee during each calendar year 1999 through 2002 equal to $150,000 plus additional compensation for meeting certain profit goals. In addition, during 1999 through 2002, the employee shall receive options to purchase up to 211 shares of First Home Mortgage Corp. common stock at a price of $6,000 per share.

                         FIRST HOME MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997





NOTE 14 - Financing agreement covenants
          -----------------------------

          The financing agreements include financial covenants including requirements to maintain defined levels of tangible net worth, debt to tangible net worth and current assets to current liabilities. In addition certain agreements include limitations on dividends and additional debt. The company was in violation of certain covenants at December 31, 1998. Management of the company is in the process of obtaining waivers of the covenants and feels strongly that they will be obtained. In addition, management feels that the company is currently in compliance with the covenants and is in the process of compiling the financial information necessary to verify current compliance.

                    SUPPLEMENTARY INFORMATION REQUIRED BY HUD

MORRISON & MORRISON, LTD.
CERTIFIED PUBLIC ACCOUNTANTS



         105 WEST ADAMS-BANKERS BUILDING - CHICAGO, ILLINOIS 60603-6278
                          312/346-2141 FAX 312/346-2183
                            E-MAIL: cpa@morrmorr.com


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                          ON SUPPLEMENTARY INFORMATION
               --------------------------------------------------




  To the Board of Directors and Stockholders of First Home Mortgage Corporation
  Mount Prospect, Illinois



  Our report on our audit of the basic financial statements of FIRST HOME MORTGAGE CORPORATION for the year ended December 31, 1998, is presented in the preceding section of this report. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary computation of adjusted net worth and schedule of operating expenses are presented for the purpose of additional analysis and to comply with the U.S. Department of Housing and Urban Development's reporting requirements and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                      /s/ Morrison & Morrison, Ltd.

February 18, 1999

                         FIRST HOME MORTGAGE CORPORATION
                        COMPUTATION OF ADJUSTED NET WORTH
                 FOR RECERTIFICATION OF NONSUPERVISED MORTGAGEES
                         OTHER THAN LOAN CORRESPONDENTS
                                DECEMBER 31, 1998





1.  Servicing Portfolio December 31, 1998                          $        -
                                                                   -------------

2.  Add:
          Originated during fiscal year      $ 135,635,385
          Purchased from Loan Correspondent  $  39,979,789
                                             -------------

               Sub-total                                           $ 175,615,714
                                                                   -------------
3.  Less:
          Servicing retained                 $          -
                                             -------------
          Loan Corresp. Purchased Retained   $          -
                                             -------------

               Sub-Total                                           $         -
                                                                   -------------

4.  TOTAL                                                          $ 175,615,174
                                                                   =============

5.  1% of line 4                                                   $   1,756,152
                                                                   -------------

6.  Minimum Net Worth Required                                     $   1,756,152
                                                                   -------------

7.  Net Worth Required                                             $   1,000,000
                                                                   =============

    Stockholders Equity (Net Worth)
           per Balance Sheet                 $  3,504,975
                                             ------------

    Less Unacceptable Assets                 $    175,609
                                             ------------


    Adjusted Net Worth                                             $   3,329,366
                                                                   -------------

    Adjusted Net Worth ABOVE
           Amount Required                                         $   2,329,366
                                                                   -------------

    Adjusted Net Worth BELOW
           Amount Required                                         $        -
                                                                   -------------

                         FIRST HOME MORTGAGE CORPORATION
                         SCHEDULES OF OPERATING EXPENSES
                     YEARS ENDED DECEMBER 31, 1998 AND 1997





                                                1998               1997
                                            ------------      ------------

Selling expenses
  Advertising and promotion                 $    246,096      $   196,192
  Commissions expense                          5,689,407        3,259,842
  Credit check charges                           384,126          180,360
  Appraisal and other fees paid                1,265,980          669,712
  Document preparation                             7,280           57,700
  Processing fees                                102,492          155,606
  Loan recapture                                  21,853           20,896
  Flood certification                             86,506           44,812
  Outside services                               342,193          254,848
  Freight and postage                            365,129          142,734
  Communications expense                         219,223          106,813
  Entertainment and travel                       290,566          169,329
  Vehicle expense                                 56,908           78,746
  Selling supplies                                83,528           43,501
                                             -----------      ------------
      Total selling expenses                 $ 9,161,287      $ 5,381,091
                                             ===========      ===========


Personnel expenses
  Salaries                                   $  2,807,635     $ 1,514,996
  Employee recruiting                                 -            31,700
  Payroll taxes                                   544,974         317,542
  Group insurance                                 224,203          94,729
  Profit sharing, 401(k) match                    172,666         104,641
  Officer life insurance                           14,665          17,014
                                             ------------     ------------

        Total personnel expenses             $  3,764,143     $ 2,080,622
                                             ============     ===========




Occupancy expenses
  Office rental                             $     130,379    $    68,100
  Depreciation - building and improvements        133,318        132,623
  Utilities                                        56,628         42,285
  Repairs and maintenance                         105,840         30,958
  Real estate tax                                 113,884        150,120
                                                  -------    -----------

        Total occupancy expenses            $     540,049    $   424,086
                                            =============    ===========



Office expenses
  Bank charges                              $     1,840      $     10,223
  Office supplies and expense                   410,312           206,087
  Professional fees                             118,153            71,066
  Depreciation                                   35,642            15,553
  Dues and subscriptions                         19,395             1,754
  Donations                                      28,485            20,379
  Office equipment rental                        55,475            33,298
  Computer system expenses                      339,240            83,245
  Permits and licenses                           14,508             8,899
  Meetings                                        3,777            15,272
  Continuing education                           46,559            25,734
  Insurance                                      30,033            15,785
  Miscellaneous expenses                         (2,266)            1,473
                                            -----------      ------------

        Total office expense                $ 1,101,153      $    508,768
                                            ===========      ============

MORRISON & MORRISON, LTD.
CERTIFIED PUBLIC ACCOUNTANTS



         105 WEST ADAMS-BANKERS BUILDING - CHICAGO, ILLINOIS 80403-5278
                          312/346-2141 FAX 312/346-2183
                            E-MAIL: cpa@morrmorr.com



                         REPORT OF INDEPENDENT CERTIFIED
                     PUBLIC ACCOUNTANTS ON INTERNAL CONTROL
                     ---------------------------------------




To the Board of Directors and Stockholders of First Home Mortgage Corporation
Mount Prospect, Illinois

We have audited the financial statements of First Home Mortgage Corporation as of and for the year ended December 31,1998, and have issued our report thereon dated February 18, 1999. We have also audited First Home Mortgage Corporation's compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated February 18, 1999.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits OF HUD Programs (the "Guide"), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether the company complied with laws and regulations, noncompliance with which would be material to a major HUD-assisted program.

The management of First Home Mortgage Corporation is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The objectives of internal control are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles, and that HUD-assisted programs are managed in compliance with applicable laws and regulations. Because of inherent limitations in any internal control, errors, irregularities, or instances of noncompliance may nevertheless occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of controls may deteriorate.

In planning and performing our audits, we obtained an understanding of the design of relevant internal controls and determined whether they had been placed in operation, and we assessed control risk in order to determine our auditing procedures for the purpose of expressing our opinions on the company's financial statements and on its compliance with specific requirements applicable to its major HUD-assisted programs and to report on internal control in accordance with the provisions of the Guide and not to provide any assurance on internal control.

                                    PAGE TWO


We performed tests of controls, as required by the Guide, to evaluate the effectiveness of the design and operation of controls that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to the company's major HUD-assisted programs. Our procedures were less in scope than would be necessary to render an opinion on internal control. Accordingly, we do not express such an opinion.

Our consideration of the internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements or that noncompliance with laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control and its operation that we consider to be material weaknesses as defined above.

This report is intended solely for the information and use of the audit committee, board of directors, management, and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.


                                      /s/ Morrison & Morrison, Ltd.



February 18, 1999

MORRISON & MORRISON, LTD.
CERTIFIED PUBLIC ACCOUNTANTS



         105 WEST ADAMS-BANKERS BUILDING - CHICAGO, ILLINOIS 60603-6278
                          312/346-2141 FAX 312/346-2183
                            E-MAIL: cpa@morrmorr.com




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                    ON COMPLIANCE WITH SPECIFIC REQUIREMENTS
                        APPLICABLE TO MAJOR HUD PROGRAMS
               --------------------------------------------------



To the Board of Directors and Stockholders of First Home Mortgage Corporation
Mount Prospect, Illinois


We have audited the financial statements of First Home Mortgage Corporation as of and for the year ended December 31, 1998, and have issued our report thereon dated February 18, 1999.

We have also audited the company's compliance with the specific program requirements governing the quality control plan, branch office operations, loan origination, loan settlement, federal financial and activity reports, kickbacks and mortgage approval requirements that are applicable to its major HUD-assisted program for the year ended December 31, 1998. The management of First Home Mortgage Corporation is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audit.

We conducted our audit of compliance with those requirements in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about the company's compliance with those requirements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, First Home Mortgage Corporation complied, in all material respects, with the requirements described above that are applicable to its major HUD-assisted program for the year ended December 31, 1998.

This report is intended solely for the information and use of the audit committee, board of directors, management, and the Department of Housing and Urban Development and is not intended to be and should be not be used by anyone other than these specified parties.




                                      /s/ Morrison & Morrison, Ltd.



February 18, 1999